                                                                   EXHIBIT 23.3

                         [HUDDLESTON & CO. LETTERHEAD]

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER
                   -----------------------------------------


Gentlemen:

     Huddleston & Co., Inc., hereby consents to the use of its name, use of its audit reports, and reference to it regarding its audit of the Benton Oil and Gas Company reserve reports, prepared by Benton Oil and Gas Company, dated March 8, 1995, included in Form S-4 Registration Statement, or included therein by reference to the Form 10-K for the year ended December 31, 1994, of Benton Oil and Gas Company registering shares of its common stock for exchange to holders of partnership interests in Benton Oil & Gas Combination Partnership 1989-1, L.P., Benton Oil & Gas Combination Partnership 1990-1, L.P., and Benton Oil and Gas Combination Partnership 1991-1, L.P.

                                            HUDDLESTON & CO., INC.

                                            By:  /s/  PETER D. HUDDLESTON
                                                 ----------------------------
                                                  Peter D. Huddleston, P.E.
                                                  President

Date: July 19, 1995

                         [HUDDLESTON & CO. LETTERHEAD]

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER
                   -----------------------------------------


Gentlemen:

     Huddleston & Co., Inc., hereby consents to the use of its name, use of its audit report, and reference to it regarding its audit of the Benton Oil and Gas Combination Partnership 1989-1, L.P., reserve reports, prepared by Benton Oil and Gas Company, managing general partner, dated March 8, 1995, in the Form S-4 Registration Statement of Benton Oil and Gas Company registering shares of its common stock in exchange for partnership interests.

                                            HUDDLESTON & CO., INC.

                                            By:  /s/  PETER D. HUDDLESTON
                                                 -----------------------------
                                                   Peter D. Huddleston, P.E.
                                                   President

Date: July 19, 1995

                         [HUDDLESTON & CO. LETTERHEAD]

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER
                   -----------------------------------------


Gentlemen:

     Huddleston & Co., Inc., hereby consents to the use of its name, use of its audit report, and reference to it regarding its audit of the Benton Oil & Gas Combination Partnership 1990-1, L.P., reserve reports, prepared by Benton Oil and Gas Company, managing general partner, dated March 8, 1995, in the Form S-4 Registration Statement of Benton Oil and Gas Company registering shares of its common stock in exchange for partnership interests.

                                            HUDDLESTON & CO., INC.

                                            By:  /s/  PETER D. HUDDLESTON
                                                 ----------------------------
                                                  Peter D. Huddleston, P.E.
                                                  President

Date: July 19, 1995

                         [HUDDLESTON & CO. LETTERHEAD]

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER
                   -----------------------------------------


Gentlemen:

     Huddleston & Co., Inc., hereby consents to the use of its name, use of its audit report, and reference to it regarding its audit of the Benton Oil & Gas Combination Partnership 1991-1, L.P., reserve reports, prepared by Benton Oil and Gas Company, managing general partner, dated March 8, 1995, in the Form S-4 Registration Statement of Benton Oil and Gas Company registering shares of its common stock in exchange for partnership interests.

                                            HUDDLESTON & CO., INC.

                                            By:  /s/  PETER D. HUDDLESTON
                                                 -----------------------------
                                                  Peter D. Huddleston, P.E.
                                                  President

Date: July 19, 1995